                                                                      Exhibit 15

                                POWER OF ATTORNEY

          The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ELIZABETH E. ARTHUR, EDWARD P. SMITH and PETER K. INGERMAN, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them for and in the name of the undersigned in the capacities indicated below (a) to sign a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and any and all amendments (including any Amendments and Post-Effective Amendments) thereto, and
(b) to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

           Signature               Title                   Date
           ---------               -----                   ----

        Earl W. Baucom
   -------------------------
        Earl W. Baucom             Director                September 30, 1996

        Brady W. Creel
  ---------------------------
        Brady W. Creel             Director                October 1, 1996

        Ross D. Friend
  ---------------------------
        Ross D. Friend             Director                October 1, 1996
                                   and Secretary

                                POWER OF ATTORNEY


          The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ELIZABETH E. ARTHUR, RAYMOND P. WEBER, EDWARD P. SMITH and PETER K. INGERMAN, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them for and in the name of the undersigned in the capacities indicated below (a) to sign a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and any and all amendments (including any Amendments and Post-Effective Amendments) thereto, and (b) to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

       Signature                  Title                                Date
       ---------                  -----                                ----

     Earl W. Baucom          Senior Vice President and
   --------------------      Chief Financial Officer             August 7, 1996
     Earl W. Baucom          (Principal Financial Officer
                             and Principal Accounting Officer)

                                POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ELIZABETH E. ARTHUR, RAYMOND P. WEBER, EDWARD P. SMITH and PETER K. INGERMAN, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them for and in the name of the undersigned in the capacities indicated below (a) to sign a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and any and all amendments (including any Amendments and Post-Effective Amendments) thereto, and (b) to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

     Signature                        Title                        Date
     ---------                        ------                       -----

     Robert M. Beuerlein
  ---------------------------
    Robert M. Beuerlein               Director                  July 10, 1996

-----------------------------
    Robert M. Devlin                  Director                  July   , 1996

    Robert J. Gibbons
  ---------------------------
    Robert J. Gibbons                Director and President     July 10, 1996
                                     (Principal Executive
                                     Officer)

  ---------------------------
    Harold S. Hook                   Director                   July   , 1996

    Jon P. Newton
  ---------------------------
    Jon P. Newton                    Director                   July 16, 1996

    Jeffrey D. Pirmann
  ---------------------------
    Jeffrey D. Pirmann               Vice President and         July 10, 1996
                                     Treasurer (Principal
                                     Financial Officer and
                                     Principal Accounting
                                     Officer)

    Gary D. Reddick
  ---------------------------
    Gary D. Reddick                  Director                   July 10, 1996


  ---------------------------
    Peter V. Tuters                  Director                  July     , 1996




                                        3